DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                              /s/ Richard A. Abdoo

                              ___________________________________
                              Richard A. Abdoo





                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                               /s/ Oscar C. Boldt

                              ___________________________________
                              Oscar C. Boldt





                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                              /s/ J.P. Bolduc

                              ___________________________________
                              J.P. Bolduc





                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                              /s/ Wendell F. Bueche

                              ___________________________________
                              Wendell F. Bueche





                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                              /s/ Jon F. Chait

                              ___________________________________
                              Jon F. Chait





                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                              /s/ G.H. Gunnlaugsson

                              ___________________________________
                              G.H. Gunnlaugsson





                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                              /s/ Burleigh E. Jacobs

                              ___________________________________
                              Burleigh E. Jacobs





                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                              /s/ Jack F. Kellner

                              ___________________________________
                              Jack F. Kellner






                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                              /s/ D.J. Kuester

                              ___________________________________
                              D.J. Kuester





                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                              /s/ Edward L. Meyer, Jr.

                              ___________________________________
                              Edward L. Meyer, Jr.





                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                              /s/ Don R. O'Hare

                              ___________________________________
                              Don R. O'Hare





                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                              /s/ San W. Orr, Jr.

                              ___________________________________
                              San W. Orr, Jr.





                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                              /s/ Peter M. Platten, III

                              ___________________________________
                              Peter M. Platten, III





                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 15th day of February, 1995.



                              /s/ Stuart W. Tisdale

                              ___________________________________
                              Stuart W. Tisdale





                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                              /s/ J.B. Wigdale

                              ___________________________________
                              J.B. Wigdale





                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                              /s/ James O. Wright

                              ___________________________________
                              James O. Wright





                             DIRECTOR'S POWER OF ATTORNEY


                    The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-3 of Marshall & Ilsley Corporation relating to the issuance of debt securities, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-3, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-3 and any and all amendments (including post-effective amendments) and/or supplements thereto.

                    Dated this 16th day of February, 1995.



                              /s/ Gus A. Zuehlke

                              ___________________________________
                              Gus A. Zuehlke